UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)    August 1, 2006

                         ON THE GO HEALTHCARE, INC.
           (Exact name of registrant as specified in its charter)

   Delaware                       333-61538                    98-0231687
(State or other jurisdiction   (Commission               (IRS Employer
 of incorporation)               File Number)              Identification No.)

     85 Corstate Avenue, Unit #1, Concord, Ontario, Canada          L4K 4Y2
      (Address of principal executive offices)                    (Zip Code)

      Registrant's telephone number, including area code     (905) 760-2987


       (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.03  Amendment to the Articles of  Incorporation or Bylaws; Change in
           Fiscal Year.

On August 1, 2006, we filed an Amendment to our Amended and Restated Certificate of Incorporation with the State of Delaware providing for a reverse split of our common stock in the ratio of 50 to 1. We will not issue fractional shares as part of the reverse split. All fractional shares will be rounded up to the next whole share. We expect the reverse split to be effective on or around August 10, 2006.

The foregoing description of the terms and conditions of the Amendment are qualified in their entirety by, and made subject to, the more complete information set forth in the Amendment to the Amended and Restated Certificate of Incorporation attached to this Report as Exhibit 3.1.

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This  report  may  contain  forward-looking  statements  that  involve risks and uncertainties, including, without limitation, statements concerning our business and possible or assumed future results of operations. We generally use words such as "believe," "may," "could," "will," "intend,"
"expect," "anticipate," "plan," and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons including: our ability to continue as a going concern, adverse economic changes affecting markets we serve; competition in our markets and industry segments; our timing and the profitability of entering new markets; greater than expected costs, customer acceptance of our products or difficulties related to our integration of the businesses we may acquire; and other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NUMBER          DESCRIPTION

            3.1 Amendment to the Amended and Restated Certificate of Incorporation, dated August 1, 2006.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  On The Go Healthcare, Inc.
                                  --------------------------
                                         (Registrant)
Date    August 7, 2006

                                  /s/ Stuart Turk
                                  --------------------------
                                         (Signature)

                                  Print Name:  Stuart Turk
                                  Title: President and Chief Executive Officer

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